SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 19, 2000
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                        (Date of earliest event reported)

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                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                        0-14815                             25-2413363
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(State of other jurisdiction    (Commission File Number)         (IRS Employer
  of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania                19422-0764
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(Address of principal executive offices)                             (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)



                         Exhibit Index appears on page 4

Item 5.           Other Events





     On October 19, 2000, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(a) and incorporated herein by reference.

                                  EXHIBIT INDEX




             Exhibit Number                   Description


                99(a)          Analyst package distributed on October 19, 2000

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                PROGRESS FINANCIAL CORPORATION




Dated:   October 19, 2000                      By:  /s/ Michael B. High
                                                    -----------------------
                                                    Michael B. High
                                                    Executive Vice President and
                                                    Chief Financial Officer